UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Semiannual report
2|28|13

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

Putnam
Global Technology
Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology companies worldwide

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The magnitude of technological advances since Mr. Carlson invented his photocopier is astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this sector — and the many innovations that are still to come. The fund combines the growth potential of technology stocks with Putnam’s investment expertise, research capabilities, and global reach.

The fund can invest worldwide in small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established giants with years of profitability.

Most areas of the economy are influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on technological innovation. The fund’s managers, with support from analysts in Putnam’s Global Equity Research group, look across industries to find stocks that can help investors build wealth over time. Companies in the portfolio may range from computer hardware, software, storage, and security to technology consulting and Internet services.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	Global Technology Fund	Global Technology Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Technology Fund

Interview with your fund’s portfolio managers

What was the investment environment like during the six-month reporting period, and how did the fund perform?

Brian: Equity markets experienced a significant amount of volatility during the period. Investors were concerned about a slowdown in China’s economy and persistent instability in Europe over the sovereign debt crisis. Perhaps the biggest driver of volatility affecting the technology sector involved the fiscal cliff and budget debate in the United States.

There was a lot of uncertainty about whether Congress would come up with an agreement to avert tax hikes and across-the-board federal spending cuts that came with the fiscal cliff. Traditionally, the fourth quarter tends to be a strong period for the technology sector. In addition to experiencing an uptick in consumer spending for the holiday season, many companies exhaust their annual technology budget on infrastructure upgrades. However, with uncertainty about whether tax rates would rise, businesses were cautious and held back on spending during the quarter. Investors concerned about rising taxes may have also opted to take profits in 2012. This is one factor that may have contributed to a sell-off of certain stocks, such as Apple, which had a negative impact on Putnam Global Technology Fund. Once Congress achieved an agreement to avert the fiscal cliff in January 2013, investors had more clarity on taxes, and the performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Global Technology Fund	5

of technology stocks began to improve. But in the six-month period, the fund underperformed its benchmark, the MSCI World Information Technology Index.

The fund’s position in Apple was the biggest detractor from performance. Can you highlight some of the factors that drove the stock price during the period?

Brian: Apple represents one of the largest positions in the portfolio. Its stock price peaked around September 2012 with the launch of iPhone 5. Toward the end of 2012, there were concerns that Apple would not be able to meet demand for its latest upgrade. Then in January 2013, Apple’s guidance for the first quarter was slightly lower than some analysts’ expectations. As a result, confidence in Apple’s top-line growth waned, and its earnings multiple dropped from 13 times in the beginning of September 2012 to 9 times by the end of February 2013.

We did not meaningfully alter our position in the stock, which remains an overweight relative to the benchmark. Our investment in Apple dates back several years. We continue to believe that Apple has established a valuable and powerful platform and has created large barriers to entry that are being overly discounted by its below-market multiple. We also think that Apple, which has a relatively small number of products, could significantly expand its product offering. Consequently, we believe that the future is bright for Apple and that the stock will perform well over the long term.

In the six-month period, did you make any significant changes or shifts in the portfolio allocations?

Brian: We increased the fund’s exposure in the semiconductor subsector by making some incremental additions to existing holdings and adding some new names to the fund’s portfolio. In our view, the cyclical semiconductor space holds a lot of potential for investors. In the volatile period last fall, valuations declined in semiconductors more than in any other group and the risk/reward

Country allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Technology Fund

became more favorable. Performance of technology stocks in general tends to be pro-cyclical, and semiconductors are one of the most pro-cyclical of the subsectors. If the economy is doing better, these stocks should outperform.

What trends are you monitoring in the technology sector?

Brian: Some of the most compelling themes are trends in cloud computing. The cloud enables an efficient delivery model that is disrupting the large enterprise software market. Enterprise customers have adopted Software-as-a-Service (SaaS) where they pay for what they use, which helps lower capital spending. Our holding in Salesforce.com, which was a leading contributor to fund performance, is an example of the fund’s exposure to cloud computing. Salesforce.com delivers customer relationship management tools and a platform for customers to build and develop their own applications. Cloud computing is a disruptive trend that has the potential to impact several other technology markets. Other legacy software vendors are in the process of changing their architecture to be more cloud-friendly. Also, cloud computing is creating opportunities for companies providing storage infrastructure and security.

Another theme in the technology sector is mobility. We think there is a lot of growth ahead for smartphones and other wireless technology, as well as opportunities for companies to add more services and to penetrate emerging markets. Wireless broadband infrastructure is becoming pervasive globally due to 3G and 4G/LTE [long-term evolution] technology, which makes Internet connectivity more affordable. For people in emerging markets, their first

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Global Technology Fund	7

experience with connecting to the Internet is most often from handsets and smartphones, rather than personal computers. This is a big shift in usage.

What is your view on social media?

Brian: Social media is another interesting technology trend that is in the process of opening up new markets. The metrics used to measure the return on investment from advertising on social media platforms are still nascent and important to this sub-industry’s monetization potential. But advertisers are becoming more comfortable with what they receive for their marketing spend. In our view, growth in social media is still in its early phase and may vary. But we think social media has significant potential because of its ability to expand to meet global demand. During the reporting period, we added exposure to Facebook. After a choppy IPO, the risk/reward profile of this company became more favorable in our estimation as the market appeared to be overly discounting its growth potential.

How did the fund use derivatives during the reporting period?

Di: During the period, the fund used options to enhance the risk/return profile of positions held within the fund. The fund uses currency forward contracts to hedge currency exposure that is generated through international positions.

What were some of the other top contributors to fund performance?

Di: Murata Manufacturing, a Japanese manufacturer of components for mobile handsets, contributed to fund performance. The company is a high-quality manufacturer of a broad line of electronic components. Murata also benefited from a depreciation in the yen, which made its products more affordable. The stock’s performance offered some upside early in the reporting period. The fund no longer holds the stock because its valuation narrowed during the six-month period.

Brian: An out-of-benchmark holding in EchoStar also contributed to performance.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Technology Fund

EchoStar, which was spun off from DISH Network, has two businesses, including the manufacturing of set-top boxes for cable and satellite television. In 2012, EchoStar acquired Hughes Communications to provide satellite services to underserved markets, such as rural areas in the United States that do not have access to landline broadband. The company was undervalued by the market due to its perceived reliance on DISH for set-top box sales. EchoStar, however, does not have a lot of competition in providing satellite services in its niche market, and the stock performed well.

What were some of the detractors from fund performance?

Brian: An out-of-benchmark holding in Polycom detracted from fund performance. The company has been going through a transition from providing its video conferencing support from a hardware-based to a cloud-based solution. We think Polycom is ahead of the curve. But during the transition process, the stock sold off when sales disappointed and analysts questioned its growth prospects. We have increased our investment in Polycom because we believe the introduction of its new product portfolio in October shows that the company has successfully made the transition, which should catalyze its growth prospects. Additionally, we are impressed that management has made the transition while preserving what we believe is a strong balance sheet. We think the stock should outperform as top-line growth is realized.

What would you like to highlight about your investment philosophy, and what is your outlook for the technology sector?

Brian: We select stocks based on a 12- to 18-month view. The portfolio is also more concentrated than it has been in the past. As long as a holding has relative value, we are comfortable holding a larger position over a longer period of time. In terms of stock selection, we are looking for investments in undervalued growth companies that have what we consider favorable risk/reward characteristics.

Di: While we are not specifically focused on the macroeconomic environment, we have seen improvement in GDP and economic recovery. As the health of the economy improves, the technology sector tends to perform well. In our view, there are many opportunities to find good value in a lot of technology subsectors, in both domestic and international markets. We believe the key to long-term performance is to patiently watch for — and pursue — the best possible entry and exit points.

Thank you, Brian and Di, for updating us on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Brian T. Hertzog holds a B.A. from Saint John’s University. He joined Putnam in 2005 and has been in the investment industry since 2000.

Portfolio Manager Di Yao has an M.B.A. from the Columbia University Graduate School of Business, an M.S. in Computer Science from the University of Massachusetts, Boston, and a B.S. in Biochemistry from Fudan University in Shanghai, China. He has been in the investment industry since he joined Putnam in 2005.

Global Technology Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	79.11%	68.81%	73.59%	71.59%	73.68%	73.68%	75.43%	69.29%	77.25%	81.01%
Annual average	14.91	13.30	14.06	13.74	14.07	14.07	14.34	13.38	14.62	15.20

3 years	20.77	13.83	18.07	15.07	18.15	18.15	18.98	14.82	19.89	21.70
Annual average	6.49	4.41	5.69	4.79	5.72	5.72	5.96	4.71	6.23	6.77

1 year	–3.10	–8.67	–3.81	–8.62	–3.81	–4.77	–3.58	–6.96	–3.37	–2.89

6 months	–3.87	–9.40	–4.17	–8.96	–4.17	–5.13	–4.07	–7.43	–3.97	–3.72

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Global Technology Fund

Comparative index returns For periods ended 2/28/13

MSCI World Information
Technology Index (ND)

Life of fund	91.50%
Annual average	16.76

3 years	29.42
Annual average	8.98

1 year	1.28

6 months	0.34

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/13

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$16.26	$17.25	$15.82	$15.82	$15.98	$16.56	$16.14	$16.39

2/28/13	15.63	16.58	15.16	15.16	15.33	15.89	15.50	15.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	83.12%	72.59%	77.25%	75.25%	77.34%	77.34%	79.09%	72.83%	81.14%	85.03%
Annual average	15.16	13.58	14.29	13.99	14.31	14.31	14.57	13.62	14.87	15.44

3 years	15.61	8.96	12.99	9.99	12.99	12.99	13.78	9.80	14.71	16.41
Annual average	4.95	2.90	4.15	3.22	4.16	4.16	4.40	3.17	4.68	5.20

1 year	–5.11	–10.56	–5.84	–10.55	–5.84	–6.78	–5.67	–8.97	–5.38	–4.89

6 months	–2.86	–8.44	–3.25	–8.09	–3.25	–4.22	–3.16	–6.55	–3.00	–2.77

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Global Technology Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/12*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Total annual operating expenses
for the fiscal year ended 8/31/12	1.95%	2.70%	2.70%	2.45%	2.20%	1.70%

Annualized expense ratio for the
six-month period ended 2/28/13	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.66	$10.29	$10.29	$9.08	$7.87	$5.45

Ending value (after expenses)	$961.30	$958.30	$958.30	$959.30	$960.30	$962.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Global Technology Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.85	$10.59	$10.59	$9.35	$8.10	$5.61

Ending value (after expenses)	$1,018.00	$1,014.28	$1,014.28	$1,015.52	$1,016.76	$1,019.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Technology Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Technology Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Technology Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Global Technology Fund

The fund’s portfolio 2/28/13 (Unaudited)

COMMON STOCKS (98.2%)*	Shares	Value

Communications equipment (16.4%)
Cisco Systems, Inc.	8,630	$179,936

EchoStar Corp. Class A †	2,800	105,952

F5 Networks, Inc. †	2,800	264,404

Polycom, Inc. †	37,028	337,325

Qualcomm, Inc.	12,871	844,724

Telefonaktiebolaget LM Ericsson ADR (Sweden)	13,469	164,456

		1,896,797
Computers and peripherals (29.5%)
Apple, Inc.	5,176	2,284,686

Asustek Computer, Inc. (Taiwan)	5,000	61,024

Casetek Holdings, Ltd. (Taiwan) †	19,000	91,585

EMC Corp. †	15,651	360,130

Gemalto NV (Netherlands)	379	34,514

NetApp, Inc. †	2,200	74,426

Pegatron Corp. (Taiwan) †	81,000	110,566

SanDisk Corp. †	6,176	311,209

Toshiba Corp. (Japan)	18,000	82,849

		3,410,989
Electronic equipment, instruments, and components (2.8%)
Corning, Inc.	4,016	50,642

Hitachi, Ltd. (Japan)	10,000	56,062

Hon Hai Precision Industry Co., Ltd. (Taiwan)	40,100	111,407

Keyence Corp. (Japan)	400	112,614

		330,725
Household durables (0.4%)
Alpine Electronics, Inc. (Japan)	4,400	42,370

		42,370
Internet software and services (10.7%)
Constant Contact, Inc. †	1,400	19,782

eBay, Inc. †	5,160	282,149

Facebook, Inc. Class A †	5,600	152,600

Google, Inc. Class A †	874	700,249

Millennial Media, Inc. †	2,350	22,020

Tencent Holdings, Ltd. (China)	500	17,301

Yandex NV Class A (Russia) †	2,100	48,699

		1,242,800
IT Services (8.4%)
Cognizant Technology Solutions Corp. †	1,800	138,186

Computer Sciences Corp.	756	36,311

IBM Corp.	767	154,037

MasterCard, Inc. Class A	415	214,895

Visa, Inc. Class A	2,704	428,963

		972,392
Media (3.0%)
DISH Network Corp. Class A	9,900	344,520

		344,520
Office electronics (0.9%)
Canon, Inc. (Japan)	1,200	43,529

Canon, Inc. ADR (Japan)	1,612	58,628

		102,157

Global Technology Fund	17

COMMON STOCKS (98.2%)* cont.	Shares	Value

Real estate investment trusts (REITs) (0.6%)
American Tower Corp. Class A R	900	$69,840

		69,840
Semiconductors and semiconductor equipment (9.3%)
Altera Corp.	2,200	77,924

ASML Holding NV (Netherlands)	1,265	89,683

Avago Technologies, Ltd.	3,200	109,504

Lam Research Corp. †	1,500	63,450

NXP Semiconductor NV †	3,100	100,192

Samsung Electronics Co., Ltd. (South Korea)	133	189,023

SK Hynix, Inc. (South Korea) †	6,670	162,375

Texas Instruments, Inc.	7,200	247,464

Xilinx, Inc.	900	33,543

		1,073,158
Software (16.2%)
Adobe Systems, Inc. †	1,100	43,230

BMC Software, Inc. †	1,000	40,070

Fidessa Group PLC (United Kingdom)	2,448	69,356

Infoblox, Inc. †	1,200	25,308

Linx SA (Brazil) †	1,845	29,818

Microsoft Corp.	9,519	264,628

Oracle Corp.	14,095	482,894

Red Hat, Inc. †	2,615	132,868

Salesforce.com, Inc. †	2,547	431,003

SAP AG (Germany)	3,653	285,142

Symantec Corp. †	2,100	49,224

VMware, Inc. Class A †	221	15,874

		1,869,415

Total common stocks (cost $8,337,914)		$11,355,163

SHORT-TERM INVESTMENTS (2.2%)*	Shares	Value

Putnam Short Term Investment Fund 0.10% L	253,465	$253,465

Total short-term investments (cost $253,465)		$253,465

TOTAL INVESTMENTS

Total investments (cost $8,591,379)		$11,608,628

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $11,566,275.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

18	Global Technology Fund

  R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $25,216 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	84.0%	Sweden	1.4%

Japan	3.4	Netherlands	1.1

Taiwan	3.2	United Kingdom	0.6

South Korea	3.0	Other	0.8

Germany	2.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $2,311,394) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.

	British Pound	Sell	3/20/13	$36,709	$38,163	$1,454

	Euro	Buy	3/20/13	119,341	124,806	(5,465)

	Barclays Bank PLC

	Euro	Sell	3/20/13	141,799	146,665	4,866

	Hong Kong Dollar	Buy	5/15/13	9,170	9,174	(4)

	Japanese Yen	Buy	5/15/13	125,492	125,771	(279)

	Swedish Krona	Buy	3/20/13	68,241	69,856	(1,615)

	Citibank, N.A.

	Euro	Sell	3/20/13	65,938	68,943	3,005

	Japanese Yen	Buy	5/15/13	65,942	65,527	415

	Credit Suisse International

	British Pound	Sell	3/20/13	11,225	11,668	443

	Japanese Yen	Buy	5/15/13	245,425	246,012	(587)

	Goldman Sachs International

	Euro	Buy	3/20/13	56,928	59,498	(2,570)

HSBC Bank USA, National Association

	Euro	Buy	3/20/13	108,895	113,824	(4,929)

	Japanese Yen	Buy	5/15/13	35,837	35,920	(83)

	JPMorgan Chase Bank N.A.

	British Pound	Buy	3/20/13	79,638	82,725	(3,087)

	Canadian Dollar	Sell	4/17/13	2,712	2,800	88

	Euro	Buy	3/20/13	234,504	245,073	(10,569)

	Japanese Yen	Buy	5/15/13	83,115	83,326	(211)

	Swedish Krona	Sell	3/20/13	77,979	79,964	1,985

	Royal Bank of Scotland PLC (The)

	Euro	Buy	3/20/13	181,231	189,469	(8,238)

	Euro	Sell	3/20/13	181,231	186,644	5,413

	Japanese Yen	Buy	5/15/13	10,753	10,779	(26)

Global Technology Fund	19

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $2,311,394) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Euro	Sell	3/20/13	$102,759	$107,410	$4,651

	Israeli Shekel	Buy	4/17/13	26,320	26,418	(98)

	Swedish Krona	Buy	3/20/13	30,589	31,305	(716)

UBS AG

	British Pound	Sell	3/20/13	48,541	50,445	1,904

	Canadian Dollar	Buy	4/17/13	61,028	62,981	(1,953)

WestPac Banking Corp.

	British Pound	Sell	3/20/13	27,153	30,903	3,750

	Euro	Sell	3/20/13	5,092	5,325	233

Total						$(12,223)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$344,520	$42,370	$—

Financials	69,840	—	—

Information technology	9,472,988	1,425,445	—

Total common stocks	9,887,348	1,467,815	—

Short-term investments	253,465	—	—

Totals by level	$10,140,813	$1,467,815	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(12,223)	$—

Totals by level	$—	$(12,223)	$—

The accompanying notes are an integral part of these financial statements.

20	Global Technology Fund

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,337,914)	$11,355,163
Affiliated issuers (identified cost $253,465) (Notes 1 and 6)	253,465

Cash	11

Foreign currency (cost $45,265) (Note 1)	45,059

Dividends, interest and other receivables	5,782

Receivable for shares of the fund sold	27,681

Receivable for investments sold	45,513

Receivable from Manager (Note 2)	8,367

Unrealized appreciation on forward currency contracts (Note 1)	28,207

Total assets	11,769,248

LIABILITIES

Payable for investments purchased	103,930

Payable for shares of the fund repurchased	521

Payable for custodian fees (Note 2)	8,418

Payable for investor servicing fees (Note 2)	5,486

Payable for Trustee compensation and expenses (Note 2)	1,785

Payable for administrative services (Note 2)	141

Payable for distribution fees (Note 2)	5,015

Payable for auditing and tax fees	29,925

Unrealized depreciation on forward currency contracts (Note 1)	40,430

Other accrued expenses	7,322

Total liabilities	202,973

Net assets	$11,566,275

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,599,621

Accumulated net investment loss (Note 1)	(36,725)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,001,210)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,004,589

Total — Representing net assets applicable to capital shares outstanding	$11,566,275

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,786,082 divided by 498,017 shares)	$15.63

Offering price per class A share (100/94.25 of $15.63)*	$16.58

Net asset value and offering price per class B share ($1,169,698 divided by 77,175 shares)**	$15.16

Net asset value and offering price per class C share ($1,049,285 divided by 69,236 shares)**	$15.16

Net asset value and redemption price per class M share ($86,604 divided by 5,651 shares)	$15.33

Offering price per class M share (100/96.50 of $15.33)*	$15.89

Net asset value, offering price and redemption price per class R share
($29,233 divided by 1,886 shares)	$15.50

Net asset value, offering price and redemption price per class Y share
($1,445,373 divided by 91,603 shares)	$15.78

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Technology Fund	21

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $583)	$86,980

Interest (including interest income of $119 from investments in affiliated issuers) (Note 6)	168

Total investment income	87,148

EXPENSES

Compensation of Manager (Note 2)	38,279

Investor servicing fees (Note 2)	17,310

Custodian fees (Note 2)	8,700

Trustee compensation and expenses (Note 2)	554

Distribution fees (Note 2)	21,567

Administrative services (Note 2)	205

Reports to shareholders	6,519

Auditing and tax fees	23,003

Other	1,398

Fees waived and reimbursed by Manager (Note 2)	(28,274)

Total expenses	89,261

Expense reduction (Note 2)	(138)

Net expenses	89,123

Net investment loss	(1,975)

Net realized gain on investments (Notes 1 and 3)	176,827

Net realized loss on foreign currency transactions (Note 1)	(19,586)

Net realized gain on written options (Notes 1 and 3)	2,520

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(23,556)

Net unrealized depreciation of investments during the period	(652,029)

Net loss on investments	(515,824)

Net decrease in net assets resulting from operations	$(517,799)

The accompanying notes are an integral part of these financial statements.

22	Global Technology Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment loss	$(1,975)	$(26,376)

Net realized gain (loss) on investments
and foreign currency transactions	159,761	(1,027,503)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(675,585)	2,578,337

Net increase (decrease) in net assets resulting
from operations	(517,799)	1,524,458

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	—	(110,402)

Class B	—	(10,004)

Class C	—	(11,233)

Class M	—	(1,557)

Class R	—	(402)

Class Y	—	(16,582)

From return of capital
Class A	—	(8,703)

Class B	—	(789)

Class C	—	(885)

Class M	—	(123)

Class R	—	(32)

Class Y	—	(1,307)

From net realized long-term gain on investments
Class A	—	(267,709)

Class B	—	(24,260)

Class C	—	(27,238)

Class M	—	(3,777)

Class R	—	(974)

Class Y	—	(40,208)

Redemption fees (Note 1)	2,530	2,710

Increase (decrease) from capital share transactions (Note 4)	(448,324)	890,026

Total increase (decrease) in net assets	(963,593)	1,891,009

NET ASSETS

Beginning of period	12,529,868	10,638,859

End of period (including accumulated net investment loss
of $36,725 and $34,750, respectively)	$11,566,275	$12,529,868

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Technology Fund	23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2013**	$16.26	.01	(.64)	(.63)	—	—	—	—	— [e]	$15.63	(3.87) *	$7,786	.68 *	.04 *	26 *
August 31, 2012	14.86	(.02)	2.17	2.15	—	(.73)	(.02)	(.75)	— [e]	16.26	15.32	8,471	1.41	(.14)	45
August 31, 2011	13.26	(.04)	2.02	1.98	—	(.38)	—	(.38)	— [e]	14.86	14.78	7,886	1.40	(.24)	101
August 31, 2010	13.67	(.07)	.54	.47	(.05)	(.84)	—	(.89)	.01	13.26	2.98	6,261	1.48	(.46)	161
August 31, 2009†	10.00	(.02)	3.69	3.67	—	—	—	—	— [e]	13.67	36.70 *	5,650	1.12 *	(.14) *	132 *

Class B
February 28, 2013**	$15.82	(.05)	(.61)	(.66)	—	—	—	—	— [e]	$15.16	(4.17) *	$1,170	1.05 *	(.33) *	26 *
August 31, 2012	14.59	(.13)	2.11	1.98	—	(.73)	(.02)	(.75)	— [e]	15.82	14.41	996	2.16	(.88)	45
August 31, 2011	13.12	(.15)	2.00	1.85	—	(.38)	—	(.38)	— [e]	14.59	13.93	691	2.15	(1.00)	101
August 31, 2010	13.60	(.17)	.53	.36	(.01)	(.84)	—	(.85)	.01	13.12	2.19	443	2.23	(1.19)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	—	— [e]	13.60	36.00 *	210	1.65 *	(.70) *	132 *

Class C
February 28, 2013**	$15.82	(.05)	(.61)	(.66)	—	—	—	—	— [e]	$15.16	(4.17) *	$1,049	1.05 *	(.34) *	26 *
August 31, 2012	14.59	(.13)	2.11	1.98	—	(.73)	(.02)	(.75)	— [e]	15.82	14.41	1,116	2.16	(.87)	45
August 31, 2011	13.12	(.15)	2.00	1.85	—	(.38)	—	(.38)	— [e]	14.59	13.93	749	2.15	(1.00)	101
August 31, 2010	13.60	(.16)	.52	.36	(.02)	(.84)	—	(.86)	.02	13.12	2.24	429	2.23	(1.14)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	—	— [e]	13.60	36.00 *	66	1.65 *	(.71) *	132 *

Class M
February 28, 2013**	$15.98	(.03)	(.62)	(.65)	—	—	—	—	— [e]	$15.33	(4.07) *	$87	.93*	(.21) *	26 *
August 31, 2012	14.69	(.10)	2.14	2.04	—	(.73)	(.02)	(.75)	— [e]	15.98	14.73	103	1.91	(.64)	45
August 31, 2011	13.18	(.12)	2.01	1.89	—	(.38)	—	(.38)	— [e]	14.69	14.18	98	1.90	(.77)	101
August 31, 2010	13.62	(.13)	.54	.41	(.02)	(.84)	—	(.86)	.01	13.18	2.50	79	1.98	(.94)	161
August 31, 2009†	10.00	(.08)	3.70	3.62	—	—	—	—	— [e]	13.62	36.20 *	47	1.47 *	(.65) *	132 *

Class R
February 28, 2013**	$16.14	(.01)	(.63)	(.64)	—	—	—	—	— [e]	$15.50	(3.97) *	$29	.80 *	(.08 )*	26 *
August 31, 2012	14.80	(.05)	2.14	2.09	—	(.73)	(.02)	(.75)	— [e]	16.14	14.96	65	1.66	(.35)	45
August 31, 2011	13.24	(.08)	2.02	1.94	—	(.38)	—	(.38)	— [e]	14.80	14.50	32	1.65	(.51)	101
August 31, 2010	13.64	(.10)	.55	.45	(.02)	(.84)	—	(.86)	.01	13.24	2.80	14	1.73	(.71)	161
August 31, 2009†	10.00	(.03)	3.67	3.64	—	—	—	—	— [e]	13.64	36.40 *	14	1.29 *	(.28) *	132 *

Class Y
February 28, 2013**	$16.39	.03	(.64)	(.61)	—	—	—	—	— [e]	$15.78	(3.72) *	$1,445	.56 *	.16 *	26 *
August 31, 2012	14.94	.02	2.18	2.20	—	(.73)	(.02)	(.75)	— [e]	16.39	15.58	1,779	1.16	.13	45
August 31, 2011	13.30	— [e]	2.02	2.02	—	(.38)	—	(.38)	— [e]	14.94	15.04	1,182	1.15	— [f]	101
August 31, 2010	13.69	(.03)	.55	.52	(.08)	(.84)	—	(.92)	.01	13.30	3.29	705	1.23	(.18)	161
August 31, 2009†	10.00	— [e]	3.69	3.69	—	—	—	—	— [e]	13.69	36.90 *	318	.94 *	.01 *	132 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24	Global Technology Fund	Global Technology Fund	25

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2013	0.23%

August 31, 2012	0.53

August 31, 2011	0.60

August 31, 2010	1.15

August 31, 2009	4.13

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26	Global Technology Fund

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating in the technology industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820).

Global Technology Fund	27

If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

28	Global Technology Fund

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $26,431 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate

Global Technology Fund	29

plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $9,391 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$9,391	$—	$9,391	*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,047,423 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $23,937 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2012 and August 31, 2012, and (ii) specified ordinary losses recognized during the period between November 1, 2011 and August 31, 2012), to its fiscal year ending August 31, 2013.

The aggregate identified cost on a tax basis is $8,695,536, resulting in gross unrealized appreciation and depreciation of $3,164,793 and $251,701, respectively, or net unrealized appreciation of $2,913,092.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

30	Global Technology Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $28,274 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$11,616	Class R	69

Class B	1,635	Class Y	2,329

Class C	1,514	Total	$17,310

Class M	147

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $28 under the expense offset arrangements and by $110 under the brokerage/service arrangements.

Global Technology Fund	31

Each independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$10,110	Class M	385

Class B	5,682	Class R	122

Class C	5,268	Total	$21,567

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,948 and $30 from the sale of class A and class M shares, respectively, and received $514 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,149,403 and $3,500,151, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	4,065	2,520
Options exercised	—	—
Options expired	(4,065)	(2,520)
Options closed	—	—

Written options outstanding at the
end of the reporting period	—	$—

32	Global Technology Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	50,216	$816,356	143,305	$2,239,390

Shares issued in connection with
reinvestment of distributions	—	—	19,886	274,822

	50,216	816,356	163,191	2,514,212

Shares repurchased	(73,125)	(1,161,420)	(172,805)	(2,644,319)

Net decrease	(22,909)	$(345,064)	(9,614)	$(130,107)

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	26,746	$420,162	23,533	$368,509

Shares issued in connection with
reinvestment of distributions	—	—	2,539	34,327

	26,746	420,162	26,072	402,836

Shares repurchased	(12,523)	(192,408)	(10,472)	(157,188)

Net increase	14,223	$227,754	15,600	$245,648

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	6,292	$97,943	25,943	$396,426

Shares issued in connection with
reinvestment of distributions	—	—	2,910	39,349

	6,292	97,943	28,853	435,775

Shares repurchased	(7,584)	(115,559)	(9,691)	(146,376)

Net increase (decrease)	(1,292)	$(17,616)	19,162	$289,399

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	1,105	$17,307	1,572	$23,868

Shares issued in connection with
reinvestment of distributions	—	—	343	4,673

	1,105	17,307	1,915	28,541

Shares repurchased	(1,873)	(28,586)	(2,166)	(32,465)

Net decrease	(768)	$(11,279)	(251)	$(3,924)

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	199	$3,221	2,792	$44,564

Shares issued in connection with
reinvestment of distributions	—	—	102	1,407

	199	3,221	2,894	45,971

Shares repurchased	(2,349)	(37,209)	(1,046)	(15,247)

Net increase (decrease)	(2,150)	$(33,988)	1,848	$30,724

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	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	29,025	$470,413	47,250	$739,108

Shares issued in connection with
reinvestment of distributions	—	—	4,170	58,006

	29,025	470,413	51,420	797,114

Shares repurchased	(45,965)	(738,544)	(21,987)	(338,828)

Net increase (decrease)	(16,940)	$(268,131)	29,433	$458,286

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class A	141,167	28.3%	$2,206,440

Class R	1,144	60.7	17,732

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Written equity option contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$2,500,000

Warrants (number of warrants)	— *

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$28,207	Payables	$40,430

Total		$28,207		$40,430

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Warrants	contracts	Total

Foreign exchange contracts	$—	$—	$(18,382)	$(18,382)

Equity contracts	2,520	(13,675)	—	(11,155)

Total	$2,520	$(13,675)	$(18,382)	$(29,537)

34	Global Technology Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(23,110)	$(23,110)

Equity contracts	21,699	—	21,699

Total	$21,699	$(23,110)	$(1,411)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$365,558	$842,340	$1,207,898	$115	$—

Putnam Short Term
Investment Fund*	—	253,465	—	4	253,465

Totals	$365,558	$1,095,805	$1,207,898	$119	$253,465

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Global Technology Fund	35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36	Global Technology Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

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SA722
279993 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013